UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2002

NEW CENTURY COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-9459	06-1034587
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9835 Santa Fe Spring Road
Santa Fe Springs, California 90670
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 906-8455

Not applicable
(Former name or former address, if changed since last report.)

ITEM 4.    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective December 27, 2002, New Century Companies, Inc., a Delaware corporation (the “Company”), retained the accounting firm of Squar, Milner, Reehl & Williamson, LLP (“Squar”), and terminated the accounting firm of Singer, Lewak, Greenbaum & Goldstein LLP (“Singer”), as its independent accountants. Singer had been retained by the Company as its independent accountants on June 29, 2001. The retention of Squar was approved by the Company’s Board of Directors.

Prior to Squar becoming the independent accountants for the Company, neither the Company, nor anyone on its behalf, consulted with Squar regarding either the application of accounting principles to a specific or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or any matter that was the subject of a disagreement or event as defined at Item 304 (a)(1)(iv) of Regulation S-B.

Singer audited the Company’s financial statements for the fiscal years ended December 31, 2000 and 2001. Singer’s report for these fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified as to audit scope or accounting principles. However, Singer’s report for these fiscal years were modified to reflect uncertainty with respect to the Company’s ability to continue as a going concern.

During the period from June 29, 2001 to December 27, 2002, there were no disagreements with Singer on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Singer, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements. In addition, there were no such events as described under Item 304(a)(1)(iv)(B) of Regulation S-B during such period.

The Company has provided Singer with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-B, and has requested that Singer provide its response letter, addressed to the United States Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-B, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of Singer’s letter will be attached hereto by amendment as an exhibit to this Current Report on Form 8-K.

The Company has provided Squar with a copy of the disclosures it is making in response to Item 304(a)(2) of Regulation S-B, and Squar has indicated that no response letter will be forthcoming.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c.	Exhibits:

A list of exhibits required to be filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY COMPANIES, INC. (Registrant)

Date: December 31, 2002	By:	/s/ DAVID DUQUETTE
David Duquette President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

16.1	Letter from Singer, Lewak, Greenbaum & Goldstein LLP addressed to the United States Securities and Exchange Commission to be filed by an amendment as an Exhibit.

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